Exhibit 99.1

AmeriCredit Corporation

Composition of the Receivables

2005-AX Initial cut

1/27/05*

	New		Used		Total
Aggregate Principal Balance (1)	$330,523,996.27		$642,449,499.54		$972,973,495.81

Number of Receivables in Pool	15,218		42,953		58,171

Percent of Pool by Principal Balance	33.97%		66.03%		100.00%

Average Principal Balance	$21,719.28		$14,957.03		$16,726.09
Range of Principal Balances	($297.28 to $63,265.55)		($271.29 to $59,772.72)

Weighted Average APR (1)	15.14%		17.31%		16.57%
Range of APRs	(2.90% to 29.95%	)	(6.00%% to 33.00%	)

Weighted Average Remaining Term	66		60		62
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)

Weighted Average Original Term	68		62		64
Range of Original Terms	(24 to 72 months	)	(18 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
2.000%-2.999%	160,642.21	0.02%	8	0.01%
3.000%-3.999%	506,218.49	0.05%	22	0.04%
4.000%-4.999%	1,328,120.65	0.14%	62	0.11%
5.000%-5.999%	1,304,841.34	0.13%	58	0.10%
6.000%-6.999%	2,038,898.22	0.21%	95	0.16%
7.000%-7.999%	2,442,145.15	0.25%	109	0.19%
8.000%-8.999%	7,940,734.89	0.82%	354	0.61%
9.000%-9.999%	27,268,223.60	2.80%	1,286	2.21%
10.000%-10.999%	30,880,361.18	3.17%	1,497	2.57%
11.000%-11.999%	36,039,933.16	3.70%	1,794	3.08%
12.000%-12.999%	61,387,311.64	6.31%	3,155	5.42%
13.000%-13.999%	57,285,946.90	5.89%	2,895	4.98%
14.000%-14.999%	69,183,831.53	7.11%	3,633	6.25%
15.000%-15.999%	83,251,010.51	8.56%	4,568	7.85%
16.000%-16.999%	106,373,175.84	10.93%	5,878	10.10%
17.000%-17.999%	143,691,026.12	14.77%	8,744	15.03%
18.000%-18.999%	144,628,897.51	14.86%	9,338	16.05%
19.000%-19.999%	87,021,524.58	8.94%	6,125	10.53%
20.000%-20.999%	57,056,469.37	5.86%	4,248	7.30%
21.000%-21.999%	40,924,094.83	4.21%	3,176	5.46%
22.000%-22.999%	7,118,571.73	0.73%	613	1.05%
23.000%-23.999%	3,226,549.75	0.33%	316	0.54%
24.000%-24.999%	1,569,775.23	0.16%	159	0.27%
25.000%-25.999%	237,552.06	0.02%	26	0.04%
26.000%-26.999%	26,915.55	0.00%	2	0.00%
27.000%-27.999%	45,358.38	0.00%	5	0.01%
28.000%-28.999%	17,114.11	0.00%	2	0.00%
29.000%-29.999%	9,678.30	0.00%	2	0.00%
30.000%-32.999%	0	0.00%	0	0.00%
33.00%	8,573	0.00%	1	0.00%
More than 33%	0.00	0.00%	0	0.00%

TOTAL	$972,973,495.81	100.00%	58,171	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.
*	Receivable information is through close of business on date indicated.

AmeriCredit Corporation

Distribution of the Receivables by Geographic Location of Obligor

2005-AX Initial cut

1/27/05*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	15,019,471.50	1.54%	885	1.52%
Arizona	17,998,603.44	1.85%	1,080	1.86%
Arkansas	7,878,860.66	0.81%	490	0.84%
California	114,031,675.50	11.72%	5,843	10.04%
Colorado	11,255,761.65	1.16%	707	1.22%
Connecticut	6,376,489.48	0.66%	414	0.71%
Delaware	3,779,698.24	0.39%	221	0.38%
District of Columbia	1,703,490.41	0.18%	102	0.18%
Florida	113,064,551.07	11.62%	6,618	11.38%
Georgia	33,566,546.92	3.45%	1,989	3.42%
Hawaii	4,588,292.90	0.47%	263	0.45%
Idaho	1,466,589.77	0.15%	96	0.17%
Illinois	36,955,624.62	3.80%	2,366	4.07%
Indiana	18,311,038.81	1.88%	1,197	2.06%
Iowa	4,142,322.77	0.43%	260	0.45%
Kansas	4,446,025.21	0.46%	275	0.47%
Kentucky	13,321,467.00	1.37%	876	1.51%
Louisiana	19,643,235.96	2.02%	1,106	1.90%
Maine	5,560,884.13	0.57%	369	0.63%
Maryland	21,524,455.01	2.21%	1,248	2.15%
Massachusetts	11,511,296.76	1.18%	734	1.26%
Michigan	21,133,681.35	2.17%	1,393	2.39%
Minnesota	8,871,410.55	0.91%	574	0.99%
Mississippi	13,846,081.78	1.42%	797	1.37%
Missouri	11,392,450.62	1.17%	729	1.25%
Nebraska	2,752,065.13	0.28%	178	0.31%
Nevada	12,827,432.71	1.32%	662	1.14%
New Hampshire	4,478,833.43	0.46%	300	0.52%
New Jersey	21,160,939.11	2.17%	1,290	2.22%
New Mexico	10,151,085.38	1.04%	590	1.01%
New York	35,997,953.05	3.70%	2,354	4.05%
North Carolina	32,286,966.98	3.32%	1,865	3.21%
Ohio	44,322,539.20	4.56%	3,028	5.21%
Oklahoma	9,062,285.36	0.93%	574	0.99%
Oregon	7,692,402.97	0.79%	470	0.81%
Pennsylvania	48,491,181.98	4.98%	3,172	5.45%
Rhode Island	1,978,325.36	0.20%	114	0.20%
South Carolina	11,864,353.49	1.22%	721	1.24%
Tennessee	19,665,216.66	2.02%	1,260	2.17%
Texas	114,518,463.11	11.77%	6,410	11.02%
Utah	4,777,357.26	0.49%	288	0.50%
Vermont	1,822,105.88	0.19%	120	0.21%
Virginia	27,456,228.12	2.82%	1,651	2.84%
Washington	18,705,100.66	1.92%	1,074	1.85%
West Virginia	7,505,929.77	0.77%	500	0.86%
Wisconsin	11,257,419.93	1.16%	738	1.27%
Other (3)	2,809,304.16	0.29%	180	0.31%

TOTAL	$972,973,495.81	100.00%	58,171	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.
*	Receivable information is through close of business on date indicated.